www.mc.com Kaufman Brothers 12th Annual Investor Conference Mark Aslett – President & CEO Bob Hult – SVP, CFO September 9, 2009 © 2009 Mercury Computer Systems, Inc. www.mc.com Exhibit 99.1

© 2009 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of
1995, including those relating to anticipated fiscal 2009 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2009. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the Company’s Fourth Quarter of
Fiscal Year 2009 earnings release, which can be found on our website at www.mc.com/mediacenter/pressreleaseslist.aspx.

© 2009 Mercury Computer Systems, Inc. www.mc.com
Introduction
•
Founded in 1981
•
HQ in Massachusetts;
R&D in MA, VA, AL
•
550+ employees
•
Leading provider of high-
performance embedded
computer systems
•
Focused on robust
defense ISR market
•
FY2009 revenues of $189M
•
NASDAQ: MRCY

Note: Excludes $2M interco eliminations

© 2009 Mercury Computer Systems, Inc. www.mc.com
Completed the turnaround phase
•
Refocused the business back to the economic core
•
Completed the divestiture of all non-core assets
•
Improved the underlying operations of the business
•
Returned the company to profitability
•
Developed a strong position in the Defense ISR space
•
Growing services and systems integration business: ACS
Defense, Mercury Federal Systems
•
Pursuing complementary acquisitions

Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions

© 2009 Mercury Computer Systems, Inc. www.mc.com
5 key business growth drivers

Product
Portfolio
Refresh
Application
Expansion
Platform
Penetration
Customer
Expansion
Expand Total
Addressable
Market to $3.5B
Increased
System Content
Platform
Penetration
Application
Expansion
Expand Total
Addressable
Market to $30B
Defense
Electronics
Market
Focus on
Persistent ISR
Growth in
Federal Services
Filed $100M
Universal Shelf
Complementary
ISR Businesses
Semiconductor
Market
Rebound

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS 5-year design win value increased 22% overall in
FY09 with 51% growth in Defense

Defense Highlights
•
Aegis – Naval BMD, C4I
•
Missile Defense – Ground Radar
•
Argon – Naval SIGINT
•
Predator – Airborne Radar
•
JCREW – Ground SIGINT
•
Rivet Joint – Airborne SIGINT
•
Gorgon Stare – Airborne ISR
•
NASP – Airborne Sonar
•
Guardrail – Airborne SIGINT
Commercial Highlights
•
KLA Tencor – Semiconductor
•
Hughes – Satellite Comms
•
Rapiscan – Baggage Scanning
•
L3 – Baggage Scanning
•
ASML – Semiconductor

© 2009 Mercury Computer Systems, Inc. www.mc.com
rd
Services and Systems Integration drove significant
revenue growth in its first full year of operation
•
Expand ACS total
addressable market
•
From startup in FY08, FY09
bookings growth +106%,
revenue growth +157%
•
FY09 proved the business
model and potential
•
Enables substitute and 3
party technologies e.g. blade
computing
•
Enables faster time to
revenue on programs and
increased deal sizes

© 2009 Mercury Computer Systems, Inc. www.mc.com
Success in Services & System Integration –
Radar Digital Processor
Project Requirement:
•
Phased Array Radar for Ground
Missile Defense
Initial Deal:
•
$18M booking
•
1/3 hardware / software
•
1/3 engineering services
•
1/3 systems integration
Advanced processing technology:
•
OpenVPX™ embedded
computing

Total Opportunity Potential:
65 new/upgrades through 2013; $30M over 5 years

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
Strong revenue ($5.7M) and
bookings ($11.9M) in FY09
•
Concurrently, generating
new opportunities for ACS
•
9 active engagements;
3 direct prime contracts
•
Recognized by the DoD as
advanced processing
architects for next-gen
airborne ISR systems
Mercury Federal Systems (MFS) delivered significant
first year bookings and revenue

© 2009 Mercury Computer Systems, Inc. www.mc.com
MFS Success Story – Wide Area Airborne Surveillance
Project Requirement:
•
Concurrent near real-time
situational  awareness for
MQ-9 Reaper UAV
(Gorgon  Stare)
Initial Deal:
•
$7M bookings
•
1/2 hardware / software
•
1/2 engineering services
Advanced processing technology:
•
Embedded GPUs w/IO

Total Opportunity Potential: ~ $20M

© 2009 Mercury Computer Systems, Inc. www.mc.com
•
25% bookings and 13% FY07-FY09 revenue CAGR
•
Strong revenue growth in Radar, Electronic Warfare (EW)
•
Persistent ISR EO market growing opportunity
Strength in ACS defense markets

“C4ISR”

© 2009 Mercury Computer Systems, Inc. www.mc.com
Growing and evolving our defense core
•
Commercial item and Open System Architectures
•
Highly penetrated across many programs and platforms –
presents good upgrade opportunities and lower risk
•
Design win-led – refresh product portfolio
•
Tactically penetrate more programs on new and existing
platforms on land, air, and sea
•
Expand presence in defense application segments, such as
Electronic Warfare (EW) and EO/IR (Electro Optical/Infra-Red)
•
Growth in complementary Services and Systems Integration
•
Revolutionize embedded sensor processing with the Converged
Sensor Network™ vision

© 2009 Mercury Computer Systems, Inc. www.mc.com
12 12
Global Hawk
Predator/Reaper
Rivet Joint
Gorgon Stare
F-16
F-35 JSF
BAMS
MESA
P8-MMA
MP-RTIP
Guardrail
JCREW
Software Defined
Jammer
RDP - Ground Missile
Defense Radar
THAAD
LRR
SVDF
DASR
Soothsayer
Aegis
SSEE(F)
Sampson
CADF
Deepwater
Artisan
Key defense platforms and programs driving growth
Representative Program List

© 2009 Mercury Computer Systems, Inc. www.mc.com
Military electronics is a market sweet spot

•
Retrofit and upgrades remain
strong for legacy programs
•
Increased need for EW;
Intelligence, Surveillance,
Reconnaissance assets
•
Networked nodal platforms,
virtualized sensors
•
Next-gen onboard processing,
exploitation and dissemination
architecture critical
Sources : The Military Electronics Briefing, 2008 Ed. , The TEAL Group, Frost & Sullivan, U.S C4ISR Market 2007

© 2009 Mercury Computer Systems, Inc. www.mc.com
To the warfighter, time to information is critical
to address the growing gap between:

What’s analyzed?
What’s collected?
100GB per mission
100TB per mission
Force Protection Mission Critical
Real-time
Forensics
Last 18 hours
Recent minutes
For decision makers who need timely,
actionable, and relevant information
What’s
actionable?
?

© 2009 Mercury Computer Systems, Inc. www.mc.com

Airborne ISR R&D costs
Signal Processing /
Systems Integration
Platform Sensor Datalink Ground
Station
10% 40% 30% 5% 15%
45% 10% 15% 10% 10% 5% 5%
Datalink
Platform
Sensor
Ground Station
Application Acceleration/
Systems Integration
Warfighter
Terminals
Warfighter
Terminals
Broadcast
Provision
Broadcast Provision
Budget priorities being realigned to maintain technology edge
Source:  DoD Budget Request FY93 and FY2008
1993
2008
Mercury’s
Opportunity

© 2009 Mercury Computer Systems, Inc. www.mc.com
Mercury's new Converged Sensor Network™ (CSN™)
vision for persistent ISR
A revolutionary open architecture that combines

Video
Radar
SIGINT
Signal
Processing
Image
Processing
Signal
Processing
Data
Exploitation
Information
Dissemination
SAN
Global
Information
Grid
Become the government’s trusted partner for next-generation
ISR platform signal processing and computing
Multi-Sensor
Signal
Processing
Information
Management
Technologies
Transformational
Access to
Information in the
Tactical Edge

© 2009 Mercury Computer Systems, Inc. www.mc.com
Government/DoD frustration leads to Defense
procurement reform
Today’s Model
•
Government frustrated
with current prime model
•
Platform-centric approach
•
Proprietary closed system
architectures
•
Significant cost overruns
•
Significant schedule slips
Emerging Model
•
Commercial items built on open
platform-independent
architectures
•
Best of breed model emerging –
proven on sensor side, eg FLIR
•
Likely to occur for ISR signal
processing and computing
•
Lower cost – pay once for
common architecture across
multiple platforms, eg MP-RTIP
•
QRC – Fast time to deployment
and lower risk

Budget pressure and significant schedule slippage is leading to Defense procurement reforms that could benefit Mercury

© 2009 Mercury Computer Systems, Inc. www.mc.com
ACS Defense and MFS – a hybrid business model
ACS Defense
•
Total addressable market –
commercial item defense
electronics ($3B annually)
•
Commercial item products
with increased services
•
Board-level design wins
•
Develop everything on our
own nickel
•
Long payback period –
high risk
with Mercury Federal
•
Total addressable military
electronics market ($30B
annually)
•
Consult on overall ISR signal
processing architecture with
the government
•
Platform-level design wins
•
Paid to develop elements
that do not exist
•
Lower risk, faster returns

© 2009 Mercury Computer Systems, Inc. www.mc.com
Become the government’s trusted partner for next-generation
ISR signal processing and computing solutions
Turnaround phase complete – focus on growth
•
Focus on robust Defense ISR market segment
•
Grow ACS defense business by targeting upgrades,
new platforms and expanding application segments
•
Grow beyond commercial item boards through
complementary Services and Systems Integration –
Converged Sensor Network
™
vision
•
Mercury Federal a means to grow and evolve business
model and expand our total addressable market
•
Pursue complementary ISR acquisitions

© 2009 Mercury Computer Systems, Inc. www.mc.com Financial Overview

© 2009 Mercury Computer Systems, Inc. www.mc.com

FY07 – FY09: Restored profitability

Notes:
1)All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal year and have not been restated for operations that have been discontinued subsequent to that time.

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strong growth in bookings and backlog
FY07-FY09:
•
Total Company
–
11% Bookings CAGR
–
18% Backlog CAGR
•
Defense
–
28% Bookings CAGR
–
28% Backlog CAGR
22 22
Note:
Historical figures adjusted for discontinued operations
Bookings
Total Company $M
Ending Backlog
170
199
210
70
78
98
0

FY07 FY08 FY09
Defense
$107
Defense
$145
Defense
$174
Defense
$58
Defense
$67
Defense
$94

© 2009 Mercury Computer Systems, Inc. www.mc.com
Improved working capital efficiencies
•
Supply chain
transformation
-
Operational efficiencies
-
Manufacturing lead times
-
Cost of quality
-
Competitive advantage
for Mercury and
customers
-
Inventory reduced $7.4M
in FY09
•
Customer satisfaction
-
DSO slightly above model
-
End-of-quarter
shipment skew
23 23

© 2009 Mercury Computer Systems, Inc. www.mc.com 24 Repaid debt and improved cash balance 24 Note: Convertible Debt $125 ARS settlement at par ($50M) with UBS 6/30/10

© 2009 Mercury Computer Systems, Inc. www.mc.com
Strong and unencumbered balance sheet
•
Divested all non-core businesses
•
Repaid $125M convert debt in Q3/Q4 FY09
•
Zero cost ARS loan of $33M
•
$50M ARS balance repaid at par 6/30/10
25
FY09
Cash and Marketable Securities 92
Total Current Assets 146
Total Assets 219
Debt 33
Total Liabilities 74
Shareholders' Equity 145

© 2009 Mercury Computer Systems, Inc. www.mc.com

Notes: Target Business Model assumes organic growth. ACS /MFS approx 90%/10% revenue split
Adj EBITDA adjusts for Depreciation 2-3%
Stock Based Comp, not included in Non-GAAP target model, is approximately 2-3% of revenue
Target
Business
Model
Robust target business model

© 2009 Mercury Computer Systems, Inc. www.mc.com
Last 8 quarter’s revenues and EPS exceeded
or met the top end of guidance  (Non-GAAP)
27
2008
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS
($)
0.09 (0.08) 0.04 (0.05) 0.04
(0.04)-
0.00
0.01
(0.05)-
0.01
2009
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
Revenue
($M)
49.1 47.0-49.0 50.7
47.0-
49.0
50.6 48.0-50.0 48.4
46.0-
48.0
EPS
($)
0.07
(0.07)-
(0.03)
0.03
(0.05)-
0.00
0.20 0.05-0.09 0.13
0.05-
0.08

© 2009 Mercury Computer Systems, Inc. www.mc.com
Q1’10 Guidance

Quarter Ending September 30, 2009
Low High
Revenue
$43 $45
GAAP EPS
$0.01 $0.05
Adj EBITDA
$3.6 $5.1
Note – Adj EBITDA adjustments:
Stock Compensation
1.0 1.0
Interest Expense
0.1 0.1
Interest Income
(0.2) (0.2)
Taxes
0.2 0.7
Amortization
0.4 0.4
Depreciation
1.3 1.3

© 2009 Mercury Computer Systems, Inc. www.mc.com
Financial Summary
•
Returned to profitability
•
11% bookings and 18% backlog growth (CAGR)
•
Improved working capital efficiencies
•
Healthy cash flows from operations
•
Strong and unencumbered balance sheet
•
Robust target business model 17-18% Adj. EBITDA
•
$100M shelf registration effective

© 2009 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY Thank You

© 2009 Mercury Computer Systems, Inc. www.mc.com Appendix

© 2009 Mercury Computer Systems, Inc. www.mc.com

GAAP to Non-GAAP Reconciliation
Notes:
1) All historical income statement figures are as reported in the Company’s earnings press release at the end of the applicable fiscal period
Year Year Year
Ended Ended Ended
June 30, 2007 June 30, 2008 June 30, 2009
GAAP net income (loss) from continuing operations (37.8) $         (35.4) $         7.9 $
Adjustment to exclude stock-based compensation 10.6 10.4 4.6
Adjustment to exclude inventory write-down - 0.8 -
Adjustment to exclude in-process research and development 3.1 - -
Adjustment to exclude amortization of acquired intangible assets 7.2 7.3 2.4
Adjustment to exclude impairment of goodwill and long-lived assets 0.1 18.0 -
Adjustment to exclude restructuring 5.5 5.2 1.7
Adjustment to exclude gain on sale of long-lived assets - (3.2) -
Adjustment for tax impact 5.2 0.2 (5.6)
Non-GAAP net income (loss) from continuing operations (6.1) $           3.3 $            11.0 $
Net income (loss) per share from continuing operations -- Diluted
GAAP (1.78) $         (1.64) $         0.35 $
Non-GAAP (0.29) $         0.15 $          0.49 $
Weighted average shares -- Diluted:
GAAP 21.2 21.6 22.4
Non-GAAP 21.2 22.0 22.4